UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 15, 2023

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On February 15, 2023 (the “Amendment Effective Date”), certain subsidiaries of Cummins Inc. (the “Company”) entered into an Amendment No. 1 to Credit Agreement (the “Amendment”), among Atmus Filtration Technologies Inc. (“Parent Borrower”), Cummins Filtration Inc (“Opco Borrower”), the lenders party thereto, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), which amends that certain Credit Agreement, dated as of September 30, 2022 (the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Amendment, the “Credit Agreement”), among Parent Borrower, Opco Borrower, the other loan parties from time to time party thereto, the lenders from time to time party thereto, and the Administrative Agent.
The Amendment amends the Existing Credit Agreement to, among other things, (i) extend the date on which the Credit Agreement terminates, if the conditions to the initial extension of credit under the Credit Agreement have not been satisfied or waived by such date, from March 30, 2023 to June 30, 2023, and (ii) modify the payment dates of the ticking fee based on the commitments under the Credit Agreement to be payable on each of (a) the earliest of (1) the date the conditions to the initial extension of credit under the Credit Agreement are satisfied or waived, (2) the date the separation of the Company’s filtration business is consummated, and (3) the date the commitments terminate (such earliest date, the “Ticking Fee Date”), (b) the Amendment Effective Date, and (c) the last day of each fiscal quarter of Parent Borrower and its subsidiaries ending after the Amendment Effective Date and prior to the Ticking Fee Date.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. - The exhibits below are filed herewith:

Exhibit Index

Exhibit No.	Description
Exhibit 10.1
Amendment No. 1 to Credit Agreement, dated as of February 15, 2023, among Atmus Filtration Technologies Inc., Cummins Filtration Inc, the lenders party thereto, and Bank of America, N.A., as administrative agent.

Exhibit 104	Cover Page Interactive Data File (the cover page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2023

CUMMINS INC.
/s/ LUTHER E. PETERS
Luther E. Peters Vice President - Controller (Principal Accounting Officer)